Statement of Additional Information Supplement dated September 30, 2021
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for the Fund listed below:
Invesco High Yield Fund
This supplement amends the Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Statement of Additional Information and retain it for future reference.
The following information replaces the information in the table under the heading “PORTFOLIO MANAGER(S) – Portfolio Manager Fund Holdings and Information on Other Managed Accounts – Investments – Invesco High Yield Fund” in Appendix H:
Investments
The following information is as of February 28, 2021 (unless otherwise noted):
Portfolio Manager(s)	Dollar Range of Investments in the Fund
Invesco High Yield Fund
Niklas Nordenfelt	$10,001 - $50,000
Rahim Shad[1]	None
Philip Susser[2]	None
The following information replaces the information in the table under the heading “PORTFOLIO MANAGER(S) – Portfolio Manager Fund Holdings and Information on Other Managed Accounts – Assets Managed – Invesco High Yield Fund” in Appendix H:
Assets Managed
The following information is as of February 28, 2021 (unless otherwise noted):
	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
Portfolio Manager(s)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco High Yield Fund
Niklas Nordenfelt	3	$2,826.5	8	$744.5	None	None
Rahim Shad[1]	None	None	None	None	None	None
Philip Susser[2]	None	None	None	None	None	None
1. Began serving on the Fund effective May 31, 2021. Investments and Asset Managed information is as of April 30, 2021.
2. Began serving on the Fund effective July 30, 2021. Investments and Assets Managed information is as of June 30, 2021.
AIS-SOAI-SUP